Exhibit 10.9

Execution Version

FIRST AMENDMENT TO
MAINTENANCE SERVICES AGREEMENT

This FIRST AMENDMENT TO MAINTENANCE SERVICES AGREEMENT (this “First Amendment”) is dated as of April 15, 2015 by and between Vivint Solar Provider, LLC, a Delaware limited liability company (“Provider”) and Vivint Solar Rebecca Project Company, LLC, a Delaware limited liability company (“Company”).

RECITALS

WHEREAS, Provider and Company are each a party to that certain Maintenance Services Agreement dated as of February 13, 2014 (the “Agreement”).  Initially capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.

WHEREAS, the Parties desire to amend the Agreement as set forth herein to modify certain provisions within the Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, of mutual promises of the parties hereto and of other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties hereby agree as follows:

1.	Exhibit D of the Agreement is hereby deleted in its entirety and the exhibit attached hereto as Schedule 1 is inserted in its stead.
2.	Exhibit E of the Agreement is hereby deleted in its entirety and the exhibit attached hereto as Schedule 2 is inserted in its stead.
3.	Exhibit F of the Agreement is hereby deleted in its entirety and the exhibit attached hereto as Schedule 3 is inserted in its stead.
4.	Miscellaneous
a.

Ratification of Agreement.  All other terms and conditions of the Agreement remain in full force and effect unless amended by the foregoing changes or any additional amendments made in a writing executed by all of the parties hereto.  In the event of a conflict or ambiguity between this First Amendment and the Agreement, this First Amendment will control.

b.

Burden and Benefit.  The covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and permitted assigns of the respective parties hereto.

c.	Governing Law. This First Amendment shall be construed and enforced in accordance with the laws of the State of New York.

Execution Version

d.

Counterparts.  This First Amendment may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties shall not have signed the same counterpart.

e.

Separability of Provisions.  Each provision of this First Amendment shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purposes of this First Amendment is determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those provisions of this First Amendment which are valid so long as the economic and legal substance of this First Amendment is not affected in any manner materially adverse to any Party.

f.

Entire Agreement.  This First Amendment, the Agreement and the documents referred to herein and therein (including the schedules and exhibits attached hereto and thereto) set forth all (and are intended by all parties to be an integration of all) of the representations, promises, agreements and understandings among the parties hereto with respect to the subject matter herein and therein, and there are no representations, promises, agreements or understandings, oral or written, express or implied, among them other than as set forth or incorporated herein or therein.

[signature pages follow]

IN WITNESS WHEREOF, the parties have set their signatures to this First Amendment to Maintenance Services Agreement as of the date first written above.

SELLERS:

VIVINT SOLAR PROVIDER, LLC,

a Delaware limited liability company

By:  /s/ Thomas Plagemann
Name: Thomas Plagemann
Title:  Executive Vice President of Capital Markets

COMPANY:

VIVINT SOLAR REBECCA PROJECT COMPANY, LLC,

a Delaware limited liability company

By:  /s/ Thomas Plagemann
Name: Thomas Plagemann
Title:  Executive Vice President of Capital Markets

Acknowledged, Agreed and Consented to by the Members of Purchaser:

VIVINT SOLAR REBECCA MANAGER, LLC,

a Delaware limited liability company

By:  /s/ Thomas Plagemann
Name: Thomas Plagemann
Title:  Executive Vice President of Capital Markets

[one signature page follows]

Signature Page to First Amendment to Maintenance Services Agreement

BLACKSTONE HOLDINGS I L.P.

a Delaware limited partnership

By:    Blackstone Holdings I/II GP Inc.,

          its General Partner

By:  /s/ Laurence A Tosi
Name: Laurence A. Tosi
Title:  Chief Financial Officer

Signature Page to First Amendment to Maintenance Services Agreement

Schedule 1

To First Amendment to Maintenance Services Agreement

[See attached]

Schedule 1 to First Amendment to Maintenance Services Agreement

Schedule 2

To First Amendment to Maintenance Services Agreement

[See attached]

Schedule 2 to First Amendment to Maintenance Services Agreement

Schedule 3

To First Amendment to Maintenance Services Agreement

[See attached]

Schedule 3 to First Amendment to Maintenance Services Agreement